Exhibit 10.1

Amendment No. 18462590SLA-A

AMENDMENT TO CREDIT AGREEMENT
THIS AMENDMENT is entered into as of March 28, 2017, between SOUTH DAKOTA SOYBEAN PROCESSORS, LLC, Volga, South Dakota (the "Borrower"), and COBANK, ACB, a federally-chartered instrumentality of the United States ("Lender"). Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).
RECITALS
The Borrower and Lender are parties to Credit Agreement Number 18462590SLA dated as of December 28, 2016 (such agreement, as may be amended, is hereinafter referred to as the "Agreement"). The Borrower and Lender now desire to amend the Agreement. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Borrower and Lender agree as follows:

1.	Section 7.2 under Article 7 of the Agreement is being added in its entirety and will read as follows:
ARTICLE 7    Financial Covenants. Unless otherwise agreed to in writing by Lender, while this Agreement is in effect:
7.2    Debt Service Coverage Ratio. The Borrower will have at the end of each fiscal year of the Borrower a Debt Service Coverage Ratio (as defined below) for such year of not less than 1.20 to 1.00. For purposes hereof, "Debt Service Coverage Ratio" means: (a) consolidated net income (after taxes), plus depreciation and amortization, minus non-cash patronage income, minus extraordinary gains (plus losses), minus gain (plus loss) on asset sale; divided by (b) $4,000,000.00 (all as determined in accordance with the Accounting Standards).
2.Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Agreement and each other Loan Document shall remain unamended and otherwise unmodified and in full force and effect.
3.This Amendment, each Promissory Note and any other Loan Document may be executed in counterparts, each of which will constitute an original, but all of which when taken together will constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means will be as effective as delivery of a manually executed counterpart of this Amendment.

SIGNATURE PAGE FOLLOWS

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC
Volga, South Dakota
Amendment No. 18462590SLA-A of Agreement No. 18462590SLA

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT
IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Agreement.

COBANK, ACB
By:	/s/ Kelli Cholas
Name:	Kelli Cholas
Title:	Assistant Corporate Secretary

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC
By:	/s/ Mark Hyde
Name:	Mark Hyde
Title:	CFO